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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2004

Diamond Jo, LLC
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-88829 (Commission File Number)	42-1483875 (I.R.S. Employer Identification Number)

3rd Street Ice Harbor
P.O. Box 1750
Dubuque, Iowa 52001-1750
(Address of executive offices, including zip code)

(563) 583-7005
(Registrant's telephone number, including area code)

Peninsula Gaming Company, LLC
(former name)

TABLE OF CONTENTS

Item 7.	Financial Statements and Exhibits
Item 9.	Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits

        The following exhibits are furnished as part of this Current Report on Form 8-K:

      99.1—Press release issued March 24, 2004.

Item 9. Regulation FD Disclosure

        The information in this Current Report on Form 8-K and the Exhibits attached hereto, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

        On March 24, 2004, Diamond Jo, LLC (formerly, Peninsula Gaming Company, LLC) issued the press release attached hereto as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIAMOND JO, LLC
By:	/s/ M. BRENT STEVENS Name: M. Brent Stevens Title: President (principal executive officer)

Date: March 24, 2004

EXHIBIT INDEX

Exhibit Number
99.1	—	Press release issued March 24, 2004.

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TABLE OF CONTENTS
INFORMATION TO BE INCLUDED IN THE REPORT
  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX